 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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FIRST LIBERTY POWER CORP.
(Name of Registrant as Specified in Its Charter)

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FIRST LIBERTY POWER CORP.
7251 West Lake Mead Blvd, Suite 300
Las Vegas, NV 89128
(702) 675-8198
____________________

July 11, 2014

This Information Statement is furnished by the Board of Directors of First Liberty Power Corp., a Nevada corporation (the “Company”), to holders of record as of the close of business on July 9, 2014 (the “Stockholders”) of the Company’s common stock, $0.001 par value per share (the “Common Stock), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that on July 10, 2014, the Company obtained the written consent of stockholders representing 65.27% of the voting rights of the Company common stock and preferred stock (the “Majority Stockholders”) approving an amendment to the Company’s Articles of Incorporation to effect an increase in the amount of authorized shares of Common Stock from 1,080,000,000 to 1,500,000,000 (the “Authorized Capital Increase”). Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase, a copy of which is attached hereto as Exhibit A will not be filed with the Secretary of State for the State of Nevada, until at least twenty (20) days after the initial mailing of this Information Statement to the Stockholders

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AUTHORIZED CAPITAL INCREASE. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws. This Information Statement is being mailed on or about July 21, 2014, to all of the Company's stockholders of record as of the close of business on July 9, 2014.

 By Order of the Board of Directors,

/s/ Robert B. Reynolds Jr.
Robert B. Reynolds Jr.
Chairman of the Board of Directors

FIRST LIBERTY POWER CORP.

INFORMATION STATEMENT

____________________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of First Liberty Power Corp., a Nevada (the “Company,” “we” or “us”) to the holders of record at the close of business on July 9, 2014 (the “Record Date”) of the Company’s outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act” ), and pursuant Section 78.390 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on July 10, 2014, by the Company’s Board of Directors and by the Company’s stockholders representing the voting rights of 65.27% of the Company’s common stock and preferred stock issued and outstanding on July 9, 2014 (the “Majority Stockholders”). The Company’s Board of Directors and the Majority Stockholders approved an amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 1,080,000,000 shares of common stock, par value $0.001 per share, to 1,500,000,000 shares of common stock, par value $0.001 per share (the “Authorized Capital Increase”).

Accordingly, all necessary corporate approvals in connection with the amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase have been obtained. This Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase will not be filed with the Secretary of State for the State of Nevada, until at least twenty (20) days after the initial mailing of this Information Statement to the Company’s stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Company’s stockholders as of the Record Date will be furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about July 21, 2014.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

INFORMATION STATEMENT COSTS

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AUTHORIZED CAPITAL INCREASE. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JULY 10, 2014.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on July 10, 2014, First Liberty Power Corp., a Nevada corporation (the “Company”) obtained the unanimous written consent of its board of directors (“Board of Directors”) and the written consent of three (3) stockholders representing 65.27% of the voting rights of the Company’s issued and outstanding common stock and preferred stock as of July 9, 2014 (the “Majority Stockholders”), approving an amendment of the Company’s Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of common stock of the Company from 1,080,000,000 shares of common stock, par value $0.001 per share, to 1,500,000,000 shares of common stock, par value $0.001 per share (the “Authorized Capital Increase”).

OUTSTANDING SHARES AND VOTING RIGHTS

As of July 9, 2014 (the “Record Date”), the Company's authorized capitalization consisted of 1,080,000,000 shares of common stock, par value $0.001, of which 744,514,096 shares were issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.001, of which 5,000,000 shares were issued and outstanding.

Each share of common stock of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders. Each share of preferred stock of the Company entitles its holder to eighty (80) votes on each matter submitted to the Company’s stockholders. As the Majority Stockholders have consented to the foregoing actions by resolution dated July 10, 2014, in lieu of a special meeting in accordance with 78.320 of the Nevada Revised Statutes and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of common stock and voting rights designated by ownership of preferred stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase.

We intend to file a Certificate of Amendment (“Amendment”), a copy of which is attached hereto as Exhibit A, to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the above action. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Amendment will not be filed, until at least twenty (20) days after the initial mailing date of this Information Statement to the Company’s stockholders. It is presently contemplated that such mailing will be made on or about July 21, 2014.

The Authorized Capital Increase

The purpose of the Authorized Capital Increase is to increase the number of shares of the Company’s common stock available for issuance to investors, or held in reserve for investors for potential future issuance, who agree to provide the Company with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which the Company’s Board of Directors may determine is in the best interest of the Company and its stockholder to issue shares of common stock.

As of the date of this Information Statement, the Company has identified certain investors who have or would be willing to enter into agreements relating to actual or potential investment in the Company. Futhermore, the Company has contractual obligations to maintain certain reserve levels for specific investments, which obligations we may not be able to meet if we don’t undertake the Authorized Capital Increase. In particular:

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One investor requires that they be provided with a reserve of 13,914,000 shares upon the completion of the Authorized Capital Increase. This does not necessarily mean that any or all of shares will be issued, but rather that such shares are held aside in the event they are required to satisfy obligations under their debt structure.

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Other existing investors may require an increase in existing reserves upon the completion of the Authorized Capital Increase. This does not necessarily mean that any or all of shares will be issued, but rather that such shares are held aside in the event they are required to satisfy obligations under their debt structures.

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Certain potential investors have indicated a willingness to provide additional equity or debt financing, upon the Company having the ability to issue, or place in reserve, additional shares. There can be no assurance that we will be able to obtain any such financings.

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Members of the management of the Company have purchased common shares (approximately 5,000,000 shares), but such shares have not yet been issued, and would be issued upon the completion of the Authorized Capital Increase.

As of the date of this Information Statement, the Company has not entered into any agreements relating to an acquisition of another specified company or specific assets of another specified company, pursuant to which the Company will issue shares of its common stock.

The Authorized Capital Increase will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect on the Company’s existing stockholders when additional shares are issued.

Potential Anti-Takeover Aspects and Possible Disadvantages of Shareholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some shareholders. The Board of Directors does not have any current knowledge of any credible effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Authorized Capital Increase may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Authorized Capital Increase outweighs any disadvantages. To the extent that the Authorized Capital Increase may have anti-takeover effects, the Authorized Capital Increase may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders’ interests.

Effective Date of Amendment

Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Capital Increase will not be effective, until at least twenty (20) days after initial date on which this Information Statement is mailed to the Company’s stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders on or about July 21, 2014. Therefore, the Company anticipates that the Authorized Capital Increase will be effective, and the Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about August 8, 2014.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

No Dissenter’s Rights

Under the Nevada Revised Statutes, our dissenting shareholders are not entitled to appraisal rights with respect to the Authorized Capital Increase, and we will not independently provide our shareholders with such right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of July 9, 2014 by (i) each person or group who is known by us to beneficially own more than 5% of our common stock; (ii) each director; (iii) all such executive officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 7251 West Lake Mead Blvd., Ste. 300, Las Vegas, NV 89128. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them. The information in this table is as of July 8, 2014, based upon 744,514,096 shares of common stock outstanding.

Beneficial ownership of our common stock as of July 9, 2014 by each person or group who is known by us to beneficially own more than 5% of our common stock;

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage Ownership

Group8 Mining Innovations1	83,000,000, Direct	11.15%

Glyn R Garner	43,200,000, Direct	5.80%

(1)
The business address of Group8 Mining Innovations is 13785 Research Blvd., Suite 125, Austin, TX 78750. The sole shareholder of Group8 Mining Innovations is Group8 Mining Innovations Ltd, a Hong Kong company, with a registered address in Hong Kong. Dimitrios Trikeriotis, director and President of Group8 Mining Innovations, and Don Nicholson, director and CFO / Secretary of Group8 Mining Innovations, jointly exercise voting and investment authority over the shares.

Beneficial ownership of our common stock as of July 9, 2014 by each director and/or officer; and all such executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage Ownership

Robert B. Reynolds, Director, Officer1	5,789,412, Direct	0.78%

Mario Beckles, Officer2	2,969,700, Indirect	0.40%

Don Nicholson, Officer, Director3	5,264,138, Indirect	0.71%

Dimitrios Trikeriotis, Officer4	1,208,334, Indirect	0.16%

Total, officers and directors as a group	15,231,584	2.04%

(1) Robert B. Reynolds is the VP Business Development and Director (Chairman) of the Company, and is the direct beneficial owner of the 5,789,412 shares. Of these shares, 2,478,587 shares have been purchased but not yet issued by the Company. The spouse of Mr. Reynolds separately holds 5,500 shares.

(2) Mario A. Beckles is the Chief Financial Officer and Treasurer of the Company and is the indirect beneficial owner of the 2,969,700 shares of common stock directly held by Windies Capital Partners, with a business address of 2075 NE 164th Street, No. 902, North Miami Beach, Florida 33162. Mr. Beckles is the President of Windies Capital Partners and exercises voting and investment power over the shares.

(3) Donald Nicholson is the Chief Executive Officer and Director of the Company and is the indirect beneficial owner of the 5,264,138 shares of common stock directly held by LTV International Holdings Ltd. with a business address of 1301 Bank of America Tower, 12 Harcourt Road Central, Hong Kong. Mr. Nicholson is the director of LTV International Holdings Ltd., and exercises voting and investment power over the shares. Of the these shares, 2,407,003 shares have been purchased but not yet issued by the Company.

(4) Dimitrios Trikeriotis is the Chief Operating Officer of the Company and is the indirect beneficial owner of the 1,208,334 shares of common stock directly held by Element8 Consulting Ltd., a Samoan Company, with a business address of Room 501, 5/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong. Mr. Trikeriotis is the director of Element8 Consulting Ltd., and exercises voting and investment power over the shares.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person. Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of July 9, 2014, there were 744,514,096 shares of the Company’s common stock issued and outstanding and 5,000,000 shares of the Company’s preferred stock outstanding. Each holder of common stock is entitled to one vote per share. Each holder of preferred stock is entitled to 80 votes per share.

The Majority Stockholders, as stockholders holding in the aggregate 89,167,268 shares of common stock of the Company and 5,000,000 shares of the preferred stock of the Company, which combined represents 65.27% of the voting power of our outstanding shares of common stock, have approved the Authorized Capital Increase by written consent dated July 10, 2014.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of the Company’s voting power is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein. As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Mr. Nicholson, who is a member of our board of directors and an officer of the Company, is also a co-founder and a co-control person of Group8 Mining Innovations, which as of July 9, 2014, holds 64.44% of the voiting control over the Company.  Mr. Nicholson’s business address is 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128.  Mr. Nicholson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

As of July 9, 2014, Mr. Nicholson is the indirect beneficial owner of 5,264,146 shares of common stock of the Company, which shares are directly held by LTV International Holdings Ltd. (“LTV”). On April 30, 2014, Mr. Nicholson acquired 2,407,003 shares of common stock through LTV at a price per share of $0.0145, and on March 4, 2013, Mr. Nicholson acquired 2,857,143 shares of common stock through LTV at a price per share of $0.0035.

During the past year, Mr. Nicholson has not been a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Furthermore, Mr. Nicholson does not have any arrangements or understandings with any person with respect to any future employment by the registrant or its affiliates; or with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

On December 1, 2012, the Company entered into a consulting agreement with LTV to provide management services to the Company over a one year period, which agreement was extended by mutual agreement in 2013. The terms of which require a monthly fee of $5,000 payable to LTV. Mr. Don Nicholson is the designated service provider under the agreement with LTV. For the nine months ended April 30, 2014, an amount of $45,000 was recorded by the Company as management consulting expense and $35,091 was paid in the form of cash and $35,000 was paid in the form of common stock.  As of April 30, 2014, an amount of $10,703 has been accrued as accounts payable to related party for LTV.

Mr. Trikeriotis, who is an officer of the Company, is also the co-founder and a co-control person of Group8 Mining Innovations, which as of July 9, 2014, holds 64.44% of the voiting control over the Company. Mr. Trikeriotis’s business address is 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128.  Mr. Trikeriotis has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

As of July 9, 2014, Mr. Trikeriotis is the indirect beneficial owner of 1,208,334 shares of common stock of the Company, which shares are directly held by Element8 Consulting Ltd.  These shares were acquired in 2003, prior to Mr. Trikeriotis involvement in the Company.

During the past year, Mr. Trikeriotis has not been a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Furthermore, Mr. Trikeriotis does not have any arrangements or understandings with any person with respect to any future employment by the registrant or its affiliates; or with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to the Company at First Liberty Power Corp, 7251 West Lake Mead Blvd, Ste 300, Las Vegas, NV 89128.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at First Liberty Power Corp, 7251 West Lake Mead Blvd, Ste 300, Las Vegas, NV 89128.

On behalf of the Board of Directors,

  /s/ Robert B. Reynolds Jr.

Robert B. Reynolds Jr.
Chairman of the Board of Directors

July 21, 2014

Exhibit A

Certificate of Amendment to Articles of Incorporation

The Capital Stock section of the Articles of Incorporation is hereby amended by deleting in its entirety and inserting in lieu thereof the following:

“The aggregate number of shares which this Corporation shall have the authority to issue is:  1,500,000,000 shares of $0.001 par value each, which shares are designated “Common Stock”; and 10,000,000 shares of $0.001 par value each, which shares are designated “Preferred Stock” and which may be issued in one or more classes or series, which such rights, preferences, privileges and restrictions as will be fixed at the discretion of the Board of Directors.”